SUPPLEMENT TO THE SUMMARY PROSPECTUS
The date of this supplement is December 28, 2018.

MFS® Diversified Income Fund

Effective immediately, the Class T share portion of the Ticker Symbol Table is restated in its entirety as follows:
CLASS	TICKER SYMBOL
Class T1	N/A
1Currently not offered for sale, including in the states of Oklahoma, Nebraska, and Montana.

1036977                    1                                                                      DIF-SUM-SUP-I-122818